UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 12, 2007 (Date of earliest event reported)
Paulson Capital Corp (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

811 S.W. Naito Pkwy, Suite 200 (Address of principal executive offices)		97204-3332 (Zip Code)
503-243-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Paulson Capital Corp. (the "Company") today announced the election of Charles L.F. Paulson to the Company's Board of Directors, effective November 12, 2007. Mr. Paulson currently serves as the Vice President of Proprietary Trading of Paulson Investment Company, a wholly-owned subsidiary of the Company, and also has served as on the board of directors of PIC since 1994.
A press release relating to this announcement is included with this Current Report.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release titled "Paulson Capital Corp. Expands Board With Appointment of Charles Paulson as New Director"

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Paulson Capital Corp dated December 12, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007	PAULSON CAPITAL CORP By: /s/ Barbara James Barbara James Asst. Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Paulson Capital Corp dated December 12, 2007